Exhibit 99.2

Boston Scientific announces agreement to acquire Penumbra, Inc.

Acquisition to expand Boston Scientific’s cardiovascular portfolio and further address increasing prevalence of vascular diseases

Provides scaled entry into mechanical thrombectomy and neurovascular, key strategic adjacencies

Conference call at 8:00 a.m. ET to discuss details of the transaction

MARLBOROUGH, Mass. and ALAMEDA, Calif., Jan. 15, 2026 – Boston Scientific Corporation (NYSE: BSX) and Penumbra, Inc. (NYSE: PEN) today announced the companies have entered into a definitive agreement under which Boston Scientific will acquire Penumbra in a cash and stock transaction that values Penumbra at $374 per share, reflecting an enterprise value of approximately $14.5 billion.i

“Penumbra is a well-established company with an experienced, high-performing team and this acquisition offers Boston Scientific an opportunity to enter new, fast-growing segments within the vascular space,” said Mike Mahoney, chairman and chief executive officer, Boston Scientific. “I'm thrilled to combine the talents and shared values of our teams – including welcoming Penumbra’s chairman and chief executive officer, Adam Elsesser, to our board of directors upon close. The addition of Penumbra can expand access for these novel technologies to more patients and customers around the world, further enhancing our revenue and margins over time with proven offerings that have a history of growth and innovation.”

Cardiovascular diseases are the leading cause of death globallyi and include disorders of the heart and blood vessels that can restrict blood flow and increase the risk of clots throughout the body. To address the escalating prevalence of these complex diseases, Penumbra has developed a comprehensive portfolio that includes differentiated devices to treat conditions such as pulmonary embolism, stroke, deep vein thrombosis, acute limb ischemia, heart attack and aneurysms.

Penumbra offers innovative mechanical thrombectomy products for use in peripheral vascular procedures to remove blood clots causing blockages in arterial, venous and pulmonary vessels, including the Lightning Bolt® and Lightning Flash® computer assisted vacuum thrombectomy (CAVT™) systems. The company’s vascular portfolio also includes a minimally invasive peripheral embolization system, which is designed to stop blood flow to control hemorrhaging and bleeding or to close blood vessels.

Neurovascular offerings from Penumbra currently include differentiated solutions for access, stroke revascularization and neuro embolization. The company is continuing to innovate in these areas and add meaningful clinical evidence to support expanded access for more patients worldwide.

“Our decades-long development of therapies for challenging medical conditions has focused on deep innovation for complex diseases so that we can offer physicians novel solutions to transform patient care,” said Adam Elsesser. “I am grateful for the amazing people who have contributed to this work and look forward to uniting our efforts and shared values as we come together with Boston Scientific.”

Penumbra expects to deliver fourth quarter reported revenue growth in the range of approximately 21.4% - 22.0% and full year 2025 reported revenue of approximately $1.4 billion, representing growth in the range of approximately 17.3% - 17.5% over the prior fiscal year.iii Penumbra continues to advance its technologies with a multi-year research and development plan and ongoing clinical programs.

Under the terms of the agreement, which has been approved by the board of directors of each company, the transaction values each Penumbra share at $374, with Penumbra stockholders having the right to elect to receive $374 in cash or 3.8721 shares of Boston Scientific common stock (valued at $374 based on the volume weighted average price of Boston Scientific common stock over the last 10 trading days, as of January 13, 2026), subject to proration, so that the total transaction consideration is paid approximately 73% in cash and approximately 27% in shares of Boston Scientific common stock. Adam Elsesser has indicated that he will elect to receive Boston Scientific shares for all his Penumbra shares.

Boston Scientific expects to finance the approximately $11 billion cash portion of the transaction consideration with a combination of cash on hand and new debt. The transaction is expected to be $0.06-0.08 dilutive to adjusted earnings per share for Boston Scientific in the first full year following the close of the acquisition, neutral to slightly accretive in the second year and more accretive thereafter. The impact to GAAP earnings per share is expected to be dilutive in the first full year following the close, and less dilutive or increasingly accretive thereafter, as the case may be, due to amortization expense and acquisition-related net charges.

The transaction is expected to be completed in 2026, subject to receipt of Penumbra’s stockholder approval and the satisfaction of other customary closing conditions.

Boston Scientific will be discussing this announcement on a conference call today at 8:00 a.m. ET, which can be accessed on the Events and Presentations section of the Boston Scientific investor relations website along with additional information about this transaction.

Allen Overy Shearman & Sterling LLP and Arnold & Porter Kaye Scholer LLP are serving as legal advisors to Boston Scientific.

Perella Weinberg Partners is serving as exclusive financial advisor to Penumbra and Davis Polk & Wardwell LLP is serving as legal advisor.

About Boston Scientific
Boston Scientific transforms lives through innovative medical technologies that improve the health of patients around the world. As a global medical technology leader for more than 45 years, we advance science for life by providing a broad range of high-performance solutions that address unmet patient needs and reduce the cost of healthcare. Our portfolio of devices and therapies helps physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological and urological diseases and conditions. Learn more at www.bostonscientific.com and follow us on LinkedIn.

About Penumbra
Penumbra, Inc., the world’s leading thrombectomy company, is focused on developing the most innovative technologies for challenging medical conditions such as ischemic stroke, venous thromboembolism such as pulmonary embolism, and acute limb ischemia. Our broad portfolio, which includes computer assisted vacuum thrombectomy (CAVT), centers on removing blood clots from head-to-toe with speed, safety and simplicity. By pioneering these innovations, we support healthcare providers, hospitals and clinics in more than 100 countries, working to improve patient outcomes and quality of life. For more information, visit www.penumbrainc.com and connect on Instagram, LinkedIn, and X.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding the financial and business impact of the transaction and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact, clinical programs, and expected financial results.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical events; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions, including the ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Penumbra’s operations; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; demographic trends; intellectual property; litigation; financial market conditions; future business decisions made by us and our competitors; the conditions to the completion of the proposed transaction, including the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; and the closing of the proposed transaction may not occur or may be delayed.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect each of Boston Scientific’s and Penumbra’s businesses and future operations, see Part I, Item 1A – Risk Factors in Boston Scientific’s and Penumbra’s respective most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which may be updated in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q each company has filed or will file hereafter.  Boston Scientific and Penumbra each disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law.  This cautionary statement is applicable to all forward-looking statements contained in this document.

Important Information and Where to Find It

In connection with the proposed transaction, Boston Scientific will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement/prospectus (the “Proxy Statement/Prospectus”) for the stockholders of Penumbra, and Penumbra will mail the Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Boston Scientific and/or Penumbra may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY BOSTON SCIENTIFIC OR PENUMBRA WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Boston Scientific and/or Penumbra through the website maintained by the SEC at www.sec.gov. Security holders will also be able to obtain free copies of the documents filed by Boston Scientific with the SEC on Boston Scientific’s website at investors.bostonscientific.com or by contacting Boston Scientific Investor Relations at BSXInvestorRelations@bsci.com or by calling 508-683-4479. Security holders will also be able to obtain free copies of the documents filed by Penumbra with the SEC on Penumbra’s website at https://www.penumbrainc.com/investors/sec-filings/ or by contacting Penumbra Investor Relations at investors@penumbrainc.com.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Boston Scientific, Penumbra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Penumbra’s stockholders in connection with the proposed transaction. Information regarding Boston Scientific’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus and other relevant materials when they are filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Boston Scientific website at investors.bostonscientific.com. Information regarding the Boston Scientific’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Securities Ownership of Director and Executive Officers” included in Boston Scientific’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000017/bsx-20250319.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in Boston Scientific’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000011/bsx-20241231.htm), in Boston Scientific’s Form 8-K filed on April 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000024/bsx-20250418.htm), in Boston Scientific’s Form 8-K filed on September 4, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000043/bsx-20250829.htm), and in the Boston Scientific’s Form 8-K filed on October 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000048/bsx-20251022.htm). To the extent holdings of Boston Scientific securities by the directors and executive officers of Boston Scientific have changed from the amounts of securities of Boston Scientific held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding Penumbra’s directors and executive officers is contained in the sections entitled ““Proposal No. 1: Election of Directors”, “Information Regarding the Board of Directors and Corporate Governance”, and “Other Information Related to Penumbra, Its Directors and Executive Officers” included in Penumbra’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 16, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000074/pen-20250416.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in Penumbra’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000012/pen-20241231.htm), and in Penumbra’s Form 8-K filed on August 27, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000101/pen-20250822.htm). To the extent holdings of Penumbra securities by the directors and executive officers of Penumbra have changed from the amounts of securities of Penumbra held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

CONTACTS

Boston Scientific:

Laura Aumann
Media Relations

+1 (651) 582-4251
laura.aumann@bsci.com

Lauren Tengler
Investor Relations
+1 (508) 683-4479
BSXInvestorRelations@bsci.com

Penumbra:

Jennifer Heth
Media Relations

+1 (510) 995-9791

jheth@penumbrainc.com

Jason Mills
Investor Relations

+1 (925) 826-7933

jmills1@penumbrainc.com

i Enterprise value based on 39.2 million common shares outstanding and vesting of shares under Penumbra’s equity incentive plans for a total fully diluted share count of approximately 40.0 million shares, implying $15 billion for 100% of the fully diluted equity, minus approximately $470 million net cash and short-term investments as of September 30, 2025.

ii Cardiovascular diseases (CVDs) (who.int)

iii Penumbra, Inc. (2025). Penumbra, Inc. Provides Preliminary Update on Fourth Quarter and Full Year 2025 Financial Results. https://www.penumbrainc.com/investors/press-releases/.